                                                                   Exhibit 10.17

               FOURTH AMENDED AND RESTATED REGISTRATION AGREEMENT

     This Fourth Amended and Restated Registration Agreement is entered into as of January 18, 2002 by and among Monitronics International, Inc., a Texas corporation (the Company'), the holders of Preferred Stock listed on the Schedule of Preferred Holders attached hereto (the 'Preferred Holders') and the holders of Common Stock Purchase Warrants listed on the Schedule of Warrant Holders attached hereto (the "Warrant Holders," and collectively with the Preferred Holders, the 'Purchasers").

                                    Recitals

     The Company and certain of the Preferred Holders are parties to a Stock Purchase Agreement, dated as of October 21, 1994, as amended by that certain Amendment No. Ito Stock Purchase Agreement, dated as of November 10, 1994, that certain Amendment No. 2 to Stock Purchase Agreement, dated as of May 10, 1996, that certain Amendment Agreement, dated as of November 22, 1996 (the "First Amendment Agreement"), that certain Second Amendment Agreement, dated as of May 19, 1997 (the "Second Amendment Agreement"), that certain Transfer, Assignment and Assumption Agreement and Third Amendment Agreement, dated as of January 1, 1998 (the "Third Amendment Agreement"), that certain Consent to Various Actions under Various Documents, dated as of May 13, 1998, that certain Consent to Various Actions under Various Documents and Amendment to Stock Purchase Agreement, dated as of January 6, 1999, that certain Sixth Amendment Agreement dated as of April 27, 2001 (the "Sixth Amendment Agreement") and that certain Seventh Amendment Agreement dated as of January 18, 2002 (the "Seventh Amendment Agreement"), providing, among other things, for the purchase by such Preferred Holders of 4,000,000 shares of Series A Preferred Stock of the Company.

     The Company and Heller Financial, Inc. ("Helter") are parties to a Warrant Agreement, dated as of November 10, 1994, as amended by that certain First Amendment to Warrant Agreement, dated as of June 15, 1998 (as so amended, the "Heller Warrant Agreement"), providing, among other things, for the issuance to Helter of a warrant to purchase 367,238 shares of Class B Common Stock (subject to adjustment as provided in the Helter Warrant Agreement).

     The Company and certain of the Warrant Holders are parties to a Senior Subordinated Note and Warrant Purchase Agreement, dated as of May 10, 1996, as supplemented and modified by (i) the Senior Subordinated Note and Warrant Purchase Agreement, dated as of November 22, 1996, and (ii) the Senior Subordinated Note and Warrant Purchase Agreement, dated as of May 9, 1997, as amended by that certain Amendment, dated as of March 13, 1998, that certain Second Amendment, dated as of January 13, 1999, that certain Termination of Put Rights, dated as of June 15, 1998, that certain Third Amendment, dated as of March 9, 1999, and that certain Fourth Amendment, dated as of February 4, 2000,
(iii) the Sixth Amendment Agreement and (iv) the Seventh Amendment Agreement, providing, among other things, for the purchase by such Warrant Holders of warrants (the "Mezzanine Warrants") to acquire up to 569,757 shares (subject to adjustment as provided in such Warrants) of Class A Common Stock of the Company.

     The Company and certain of the Preferred Holders are parties to a Series B Preferred Stock Purchase Agreement, dated as of May 19, 1997, as amended by the Third Amendment Agreement, that certain Termination of Put Rights, dated as of June 1 5. 1998 and the Seventh Amendment Agreement. providing, among other things, for the purchase by such Preferred Holders of 5,000,000 shares of Series B Preferred Stock and warrants (the "Preferred B Warrants") to acquire up to 961,700 shares (subject to adjustment as provided in such Warrants) of Class A Common Stock of the Company.

     The Company and certain of the Preferred Holders are parties to a Series C Preferred Stock Purchase Agreement, dated as of March 9, 1999, providing, among other things, for the purchase by certain Preferred Holders of 1,409,375 shares of Series C Preferred Stock of the Corn p any.

     The Company and certain of the Preferred Holders are parties to a Series C Preferred Stock Exchange Agreement, dated as of April 27, 2001, providing, among other things, for the exchange by certain Preferred Holders of 1,409,375 shares of Series C Preferred Stock of the Company for 1,409,375 shares of Series C Preferred Stock and 251,420 shares of Series C-I Preferred Stock of the Company.

     The Company and certain of the Preferred Holders have entered into a Series C Preferred Stock Purchase Agreement, dated as of April 27, 2001, as amended by that certain First Amendment to Series D-1 Preferred Stock Purchase Agreement, dated as of January 18, 2002 (the "Series D-l Purchase Agreement"), providing, among other things, for the purchase by certain Preferred Holders of up to 70,000 shares of Series D-1 Preferred Stock of the Company.

     The Company and certain of the Warrant Holders are parties to a Subordinated Note and Warrant Purchase Agreement, dated as of January 18, 2002 ("2001 Note Agreement"), providing, among other things, for the purchase by such Warrant Holders of warrants (the "2001 Warrants" and, together with the Mezzanine Warrants and the Preferred B Warrants, the "Warrants") to acquire up to 1,133,328 shares (subject to adjustment as provided in such Warrants) of Class A Common Stock of the Company.

     The Company, the Preferred Holders referred to therein, the Warrant Holders referred to therein and the Common Shareholders referred to therein are parties to a Third Amended and Restated Registration Agreement, dated as of April 27, 2001 (the "Third Amended and Restated Registration Agreement").

     The parties hereto are parties to a Fourth Amended and Restated Shareholders Agreement, dated as of the date hereof (as in effect from time to time, the "Shareholders Agreement").

     The parties hereto desire to amend and restate the Third Amended and Restated Registration Agreement in its entirety in order to facilitate the transactions contemplated by the 2001 Note Agreement.

     Capitalized terms not defined elsewhere herein shall have the respective meanings assigned to them in the Shareholders Agreement.

     The parties hereto agree that the Third Amended and Restated Registration Agreement shall be amended and restated in its entirety by this Agreement as follows:

     1.   Demand Registrations.

          (a)  Requests for Registration.

               (i) At any time and from time to time (A) after the date hereof, the holders of at least 662/3% of the shares of the Series A Underlying Common Stock and the Series C Underlying Common Stock, (B) following the initial public offering of Company Securities, the holders of at least 662/3% of the shares of the Series C Underlying Common Stock (in addition to the rights granted pursuant to Subparagraph 1(a)(i)(A) above), (C) following the initial public offering of Company Securities, the holders of at least 662/3% of the shares of the Series D Underlying Common Stock (the Series A Underlying Common Stock, Series C Underlying Common Stock and Series D Underlying Common Stock hereinafter referred to as the "Underlying Common Stock"), and (D) following the initial public offering of Company Securities, the holders of at least 662/3% of the 2001 Warrant Shares (each of the groups described in (A), (B), (C) and (D), a "Demand Registrant"), may request registration under the Securities Act of all or any part of their Underlying Common Stock or 2001 Warrant Shares as the case may be (each, a "Demand Registration"), subject to the terms and conditions of this Agreement. Any request (a "Registration Request") for a Demand Registration shall specify (i) the approximate number of shares of Underlying Common Stock or 2001 Warrant Shares requested to be registered (but not less than a majority of the total number of shares of Underlying Common Stock or 2001 Warrant Shares, as the case may be, issued or issuable to the Demand Registrant) and (ii) that the intended method of distribution of such shares shall be a firm commitment underwritten offering managed by one or more underwriters selected as provided in Paragraph 1(b), below. Within 10 days after the date of the receipt by the Company of a Registration Request, the Company will give written notice of such requested registration to all other holders of Underlying Common Stock and to all holders of Warrant Shares and will (subject to clause (iii) below) include in such registration all shares of Underlying Common Stock and all Warrant Shares that holders of Underlying Common Stock or Warrant Shares request the Company to include in such registration by written notice given to the Company within 15 days after the date of the receipt of the Company's notice. Notwithstanding the foregoing, the Company shall have the right to rescind a Demand Registration by delivering written notice to the Demand Registrant within 10 days of the receipt of the Registration Request in respect of such Demand Registration; provided, the Company promptly undertakes a Primary Piggyback Registration (as defined in Paragraph 2(c) of this Agreement) pursuant to Paragraph 2 of this Agreement. Any such rescinded Demand Registration will not be deemed to have been requested for purposes of Paragraph l(a)(ii) of this Agreement.

               (ii) Subject to Paragraph l(a)(i), each of (A) the holders of at least 662/3% of the shares of the Series A Underlying Common Stock and Series C Underlying Common Stock will be entitled to request up to two Demand Registrations at any time and from time to time after the date hereof, (B) the holders of at least 662/3% of the shares of the Series C Underlying Common Stock will be entitled to request up to two Demand Registrations at any time and from time to time after the initial public offering of Company Securities, (C) the holders of at least 662/3% of the shares of the Series D Underlying Common Stock will he entitled to request up to two Demand Registrations at any time and from time to time after the initial public offering of Company Securities, and (D) the holders of at least 662/3% of the 2001 Warrant Shares will be entitled to request one Demand Registration at any time after the initial public offering of Company Securities. A Demand Registrant requesting a Demand Registration under this Part I may, at any time prior to the effective date of the registration statement relating to such Demand Registration, revoke such request by providing written notice thereof to the Company, in which case such Demand Registration will not be deemed to have been requested for purposes of this Paragraph I
(a)(ii). Any Demand Registration requested by a Demand Registrant shall not be deemed to have been effected (and, therefore, not requested for purposes of this Paragraph 1(a)(ii)) unless it has become effective and there has not been any stop order, injunction or other order or requirement of the Securities and Exchange Commission (the "Commission") or other governmental agency or court suspending such effectiveness.

               (iii) Subject to the provisions of the Helter Warrant, the Company will not include in any Demand Registration any Company Securities other than Underlying Common Stock and Warrant Shares of the Demand Registrant without the prior written consent of the Demand Registrant, except that the Company shall include in such registration shares of Common Stock to be sold for the account of the Company, for the account of other holders of Underlying Common Stock and for the account of other holders of Warrant Shares if the managing underwriter(s) advise the Company in writing that in their opinion the shares of Underlying Common Stock, Warrant Shares and other shares of Common Stock proposed to be included in such offering can be sold in an orderly manner in such offering within a price range acceptable to the Demand Registrant. If the managing underwriter(s) advise the Company in writing that in their opinion the number of shares of Underlying Common Stock, Warrant Shares and shares of Common Stock proposed to be included in such Demand Registration for sale by the Company, Heller and holders of Underlying Common Stock and Warrant Shares exceeds the number of shares which can be sold in an orderly manner in such offering within a price range acceptable to the Demand Registrant, the Company will include in such Demand Registration, prior to the inclusion of any other shares, (i) first, the Issued Warrant Shares (as defined in the Heller Warrant),
(ii) second, the number of shares of Underlying Common Stock and Warrant Shares requested to be registered by the Demand Registrant, and (iii) third, the number of other shares of Underlying Common Stock and Warrant Shares requested to be included that, in the opinion of such underwriter(s), can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the number of shares of Underlying Common Stock and Warrant Shares that each such holder has requested the Company to include in such registration. For purposes of this Paragraph 1(a)(iii), in any Demand Registration requested in accordance with Subparagraph 1(a)(i)(A) above, all shares of Series D Underlying Common Stock and Warrant Shares requested to be registered in the Demand Registration shall be deemed to be requested by the Demand Registrant.

          (b) Selection of Underwriter. The Demand Registrant shall select the managing underwriter(s) to manage each offering effected pursuant to a Demand Registration.

          (c) Registration on Forms S-2, S-3. Following its initial public offering of Company Securities under the Securities Act, the Company shall use its commercially reasonable best efforts to qualify for registration on Forms S-2 or S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Forms S-2 or S-3 or any comparable or successor form of forms, in addition to the rights contained in the Paragraphs 1(a) and (b). each of (i) the holders of at least 25% of the Underlying Common Stock, (ii) the holders of at least 30% of the Warrant Shares (other than the 2001 Warrant Shares), (iii) holders of a majority of the Series C Underlying Common Stock, (iv) the holders of a majority of the Series D Underlying Common Stock and (v) the holders of a majority of the 2001 Warrant Shares shall have the right at any time and from time to time to request registrations on Forms S-2 or S-3 or any comparable or successor form or forms; provided, that the Company shall not be obligated to effect a registration under this Paragraph 1(c) if the fair market value of the shares to be registered is less than $10 million; provided further, that the Company shall not be obligated to effect more than two registrations on Form S-2 or S-3 or any comparable or successor form or forms during any 12-month period. Such requests shall be in writing and shall state the number of shares of Underlying Common Stock or Warrant Shares, as applicable, proposed to be disposed of and the intended method of distribution of such shares by such holder or holders. Within 10 days after the date of the receipt by the Company of a registration request pursuant to this Paragraph 1(c), the Company will give written notice of such requested registration to all other holders of Underlying Common Stock and to all holders of Warrant Shares and will (subject to Paragraph l(a)(iii) above) include in such registration all shares of Underlying Common Stock and all Warrant Shares that holders of Underlying Common Stock or Warrant Shares request the Company to include in such registration by written notice given to the Company within 15 days after the date of the receipt of the Company's notice, pro rata among the respective holders thereof on the basis of the number of shares of Underlying Common Stock and Warrant Shares that each such holder has requested the Company to include in such registration.

          (d) Right to Defer Registration. The Company shall not be obligated to effect any registration within 180 days after the effective date of a previous registration statement on Form S-I in which the holders of Underlying Common Stock participated or were given an opportunity to participate and declined to do so. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a registration requested pursuant to this Paragraph 1 if (i) the Board of Directors determines, reasonably and in good faith, that such registration might have an adverse effect on any proposal or plan by the Company, including, without limitation, a plan or proposal to engage in any acquisition, merger, consolidation, tender offer, offering or similar transaction or (ii) any other material, nonpublic development or transaction is pending; provided, that the Company may not postpone the filing or effectiveness of a registration statement pursuant to this sentence more frequently than once during any period of 12 consecutive months.

     2.   Piggyback Registrations.

          (a) Right to Piggyback. If the Company proposes to register any Company Securities under the Securities Act (other than pursuant to a Demand Registration, a registration pursuant to Subparagraph 1(c) or a registration solely in connection with an employee benefit or stock ownership plan), including in connection with the initial public offering, and the registration form to be used may be used for the registration of Underlying Common Stock and/or Warrant Shares (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Underlying Common Stock and to all holders of Warrant Shares of its intention to effect such a registration (each, a "Piggyback Notice"). Subject to Subparagraph 2(c) below and the provisions of the Heller Warrant Agreement. the Company will include in such registration all shares of Underlying Common Stock that holders of Underlying Common Stock and all Warrant Shares that holders of Warrant Shares request the Company to include in such registration by written notice given to the Company within 15 days after the date of sending the Piggyback Notice.

          (b) Piggyback Expenses. The Registration Expenses of the holders of Underlying Common Stock and the holders of Warrant Shares will be paid by the Company in all Piggyback Registrations.

          (c) Priority on Primary Registrations. If a Piggyback Registration relates to an underwritten public offering of Company Securities on behalf of the Company (a "Primary Piggyback Registration") and the managing underwriters advise the Company in writing that in their opinion the number of Company Securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the Company Securities proposed to be sold by the Company, (ii) second, the Issued Warrant Shares (as defined in the Helter Warrant Agreement), (iii) third, the Underlying Common Stock and Warrant Shares requested to be included in such registration, pro rata among the holders of such Underlying Common Stock and Warrant Shares on the basis of the number of shares requested to be included in such registration by each such holder and (iv) fourth, other Company Securities requested to be included in such registration.

          (d) Priority on Secondary Registrations. If a Piggyback Registration relates to an underwritten public offering of Company Securities on behalf of the holders of Company Securities and the managing underwriters advise the Company in writing that in their opinion the number of Company Securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration (i) first, the Issued Warrant Shares (as defined in the Helter Warrant Agreement), (ii) second, the Company Securities requested to be included therein by the holders requesting such registration, (iii) third, the Underlying Common Stock and Warrant Shares requested to be included in such registration, pro rata among the holders of such Underlying Common Stock and Warrant Shares on the basis of the number of shares requested to be included in such registration by each such holder and (iv) fourth, other Company Securities requested to be included in such registration.

     3. Registration Procedures. Whenever the holders of Underlying Common Stock or Warrant Shares have requested that any Underlying Common Stock or Warrant Shares be registered pursuant to this Agreement, the Company will use its best efforts consistent with legal requirements and, in the case of an offering by the Company, prevailing market conditions, to effect the registration and the sale of such Underlying Common Stock and/or Warrant Shares, as applicable, in accordance with the intended method of distribution thereof and will as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement with respect to such Underlying Common Stock and/or Warrant Shares, as applicable, and use its best efforts to cause such registration statement to become effective, provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the selling shareholders' counsel selected by the holders of a majority of an aggregate of the Underlying Common Stock and Warrant Shares covered by such registration statement in the case of a Piggyback Registration and to counsel selected by the Demand Registrant in the case of a Demand Registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of up to six months, and comply with the provisions of the Securities Act with respect to the disposition of all Company Securities covered by such registration statement during such period in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Underlying Common Stock and Warrant Shares, as applicable, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Underlying Common Stock and/or Warrant Shares, as applicable, owned by each such seller;

          (d) use its best efforts to register or qualify such Underlying Common Stock and/or Warrant Shares, as applicable, under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Underlying Common Stock and/or Warrant Shares, as applicable, owned by such seller, provided that the Company will not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Subparagraph, (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any such jurisdiction;

          (e) notify each seller of such Underlying Common Stock and/or Warrant Shares, as applicable, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Underlying Common Stock and/or Warrant Shares, as applicable, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Underlying Common Stock and/or Warrant Shares, as applicable, to be listed for trading on each securities exchange on which similar Company Securities issued by the Company are then listed and to be qualified for trading on each system on which similar securities issued by the Company are from time to time qualified;

          (g) provide a transfer agent and registrar for all such Underlying Common Stock and/or Warrant Shares, as applicable, not later than the effective date of such registration statement and thereafter maintain such a transfer agent and registrar;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the aggregate of the shares of Underlying Common Stock and Warrant Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Underlying Common Stock and/or Warrant Shares, as applicable;

          (i) make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) permit any holder of Underlying Common Stock and/or Warrant Shares, as applicable, which might be deemed, in the sole and exclusive judgment of such holder, to be an underwriter or a controlling Person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included; and

          (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Underlying Common Stock and/or Warrant Shares, as applicable, included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order.

If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any Company Securities and if, in its sole and exclusive judgment, such holder is or might be deemed to be a controlling Person of the Company, such holder shall have the right to require (i) the inclusion in such registration statement of language, in form and substance reasonably satisfactory to such holder, to the effect that the holding of such Company Securities by such holder is not to be construed as a recommendation by such holder of the investment quality of the Company Securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder;

provided, that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

     4.   Registration Expenses.

          (a) Definition. The term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and expenses of attorneys, accountants and other experts (and fees and expenses of underwriters and their attorneys and experts, other than underwriters' discounts and commissions on shares of Underlying Common Stock and/or Warrant Shares, as applicable), and the fees and expenses of attorneys for holders of Underlying Common Stock and/or Warrant Shares, as applicable.

          (b) Payment. The Company shall pay the Registration Expenses of all holders of Underlying Common Stock and Warrant Shares in connection with (i) up to two Demand Registrations requested by the holders of 662/3% of the shares of the Series A Underlying Common Stock and Series C Underlying Common Stock, (ii) up to two Demand Registrations requested by the holders of 662/3% of the shares of the Series C Underlying Common Stock (in addition to Demand Registrations requested by the holders of 662/3% of the shares of Series A Underlying Common Stock and Series C Underlying Common Stock), (iii) up to two Demand Registrations requested by the holders of 662/3% of the shares of the Series D Underlying Common Stock, (iv) one Demand Registration requested by the holders of 662/3% of the 2001 Warrant Shares, (v) any and all registrations on Forms S-2 and S-3 or any comparable or successor form or forms pursuant to Subparagraph 1(c) and (vi) any and all Piggyback Registrations.

     5.   Indemnification.

          (a) Indemnification by the Company. The Company agrees to indemnify to the extent permitted by law, each holder of Underlying Common Stock and Warrant Shares and each of their respective officers, directors, employees, partners and agents and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and expenses and reasonable costs of investigation and any amounts paid in any settlement effected with the consent of the Company, which consent shall not be unreasonably withheld) caused by (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any violation or alleged violation by the Company of any federal or state law, rule or regulation applicable to the Company and relating to any action required by, or the inaction of, the Company in connection with any the registration of Company Securities, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or by such holders failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with any underwritten offering, the Company will indemnify the underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Underlying Common Stock and/or Warrant Shares, as applicable.

          (b) Indemnification by Holders. In connection with any registration statement in which a holder of Underlying Common Stock and/or Warrant Shares, as applicable, is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will severally but not jointly indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder expressly for use in any registration statement or prospectus relating to such registration or should have been contained in any information or affidavit so furnished in writing by such holder; provided, that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Underlying Common Stock and/or Warrant Shares, as applicable, pursuant to such registration statement.

          (c) Notice: Defense of Claims. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) Survival: Contribution. The indemnification provided for under this agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or Person who controls (within the meaning of the Securities Act) such indemnified party and will survive the transfer of Company Securities. Subject to the limitations and conditions of this Paragraph 5, the Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification provided herein is unavailable for any reason.

     6. Participation in Underwritten Registrations. No party hereto may participate in any registration hereunder that is underwritten unless such party
(i) agrees to sell such party's Company Securities on the basis provided in any underwriting arrangements approved by the Person(s) entitled hereunder to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that no holder of Underlying Common Stock or Warrant Shares included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution and a statement to the effect that nothing has come to the attention of such holder that would lead such holder to believe that the registration statement or the prospectus included therein contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, further, that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Underlying Common Stock and/or Warrant Shares, as applicable, pursuant to such registration statement.

     7.   Miscellaneous.

          (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to any Company Securities which is inconsistent with or violates the rights granted to the holders of Underlying Common Stock or Warrant Shares in this Agreement.

          (b) Adjustments Affecting Underlying Common Stock. The Company will not take any action, or permit any change to occur, with respect to Company Securities for the purpose of materially and adversely affecting the ability of the holders of Underlying Common Stock or Warrant Shares to include such Underlying Common Stock or Warrant Shares in a registration undertaken pursuant to this Agreement or materially and adversely affecting the marketability of such Underlying Common Stock or Warrant Shares in any such registration (including, without limitation, effecting a stock split or a combination of shares), provided that this Subparagraph (b) shall not apply to actions or changes with respect to the Company's business, earnings or revenues where the effect of such actions or changes on the Underlying Common Stock and Warrant Shares is merely incidental.

          (c) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally or by cable, telex, facsimile transmission. telegram or overnight delivery service, or 72 hours after having been mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices. demands and other communications will be sent to each party at the address indicated below:

     To the Company:   Monitronics International, Inc.
                       12801 Stemmons Freeway
                       Suite 821
                       Dallas, TX 75234
                       Facsimile: (972) 919-1985
                       Attn: James R. Hull

     With a copy to:   Vinson & Elkins L.L.P.
                       2001 Ross Avenue
                       Suite 3700
                       Dallas, TX 75201
                       Facsimile: (214) 999-7714
                       Attn: Christine Hathaway

     To Preferred Holders or Warrant Holders to their addresses set forth on the Schedule of Preferred Holders or Warrant Holders, as the case may be,

With a copy to:        If to Austin Ventures:
                       Vinson & Elkins L.L.P.
                       600 Congress Avenue
                       Suite 2700
                       Austin, TX 78701
                       Facsimile:  (512) 236-3450
                       Attn:  William R. Volk

                       and

                       If to Windward:
                       Skadden, Arps, Slate, Meagher & Flom LLP
                       Four Times Square
                       New York, NY 10036
                       Facsimile: (212) 735-2000
                       Attn: Howard L. Ellin

                       and

                       If to ABRY:
                       Kirkland & Ellis
                       153 East 53rd Street
                       New York, NY 10022
                       Facsimile: (212) 446-4900
                       Attn: John L. Kuehn

                       and

                       If to CRL:
                       Testa, Hurwitz & Thibeault, LLP
                       125 High Street
                       Boston, MA 02110
                       Facsimile: (617) 248-7100
                       Attn: Andrew E. Taylor, Jr.

                       and

                       If to NML:
                       Schiff Hardin & Waite
                       6600 Sears Tower
                       Chicago, IL 60606
                       Facsimile: (312) 258-5600
                       Attn: Andrew A. Kling

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

          (d) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (e) Amendments, Waivers and Termination. Except as otherwise provided herein, no amendment, modification, waiver, termination or cancellation of this Agreement or any provision hereof shall be effective unless made in writing signed by the Company and the holders of a majority of the then outstanding shares of Underlying Common Stock and, in the case of any amendment, modification, waiver, termination or cancellation which adversely affects the rights or interests of any holder or holders of Warrants (other than 2001 Warrants) or Warrant Shares (other than 2001 Warrant Shares) hereunder, the holders of at least 662/3% of the Warrant Shares (other than 2001 Warrant Shares), and, in the case of any amendment, modification, waiver, termination or cancellation that adversely affects the rights or interests of any holder or holders of Series A Preferred Stock or Series A Underlying Common Stock hereunder, the holders of at least 662/3% of the Series A Underlying Common Stock, and, in the case of any amendment, modification, waiver, termination or cancellation that adversely affects the rights or interests of any holder or holders of Series C Preferred Stock or Series C Underlying Common Stock hereunder, the holders of at least 662/3% of the Series C Underlying Common Stock, and, in the case of any amendment, modification, waiver, termination or cancellation that adversely affects the rights or interests of any holder or holders of Series D Preferred Stock or Series D Underlying Common Stock hereunder, the holders of at least 662/3% of the Series D Underlying Common Stock, and, in the case of any amendment, modification, waiver. termination or cancellation that adversely affects the rights or interests of any holder or holders of 2001 Warrants or 2001 Warrant Shares hereunder, the holders of at least 662/3% of the 2001 Warrant Shares.

          (f) Successors and Assigns. The rights of the parties under this Agreement shall inure to the benefit of, and this Agreement shall be binding upon, the successors and assigns of the parties hereto. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are (i) for the benefit of the Purchasers or holders of Underlying Common Stock are also for the benefit of, and enforceable by, any subsequent holder of Underlying Common Stock, and (ii) for the benefit of the holders of Warrants and Warrant Shares are also for the benefit of, and enforceable by, any subsequent holder of Warrants or Warrant Shares.

          (g) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (h) Entire Agreement. This Agreement and the addendum, exhibits and schedules hereto embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

          (i) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (j) Governing Law. The construction, validity and interpretation of this Agreement will be governed by the internal laws of the State of Texas without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

          (k) Further Assurances. Each party to this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be necessary or appropriate to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated herein.

          (l) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall be one and the same document.

          (m) Reporting. When it is first legally required to do so, the Company shall register its Common Stock under Section 12 of the Exchange Act and shall keep effective such registration and timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. From and after the effective date of the first registration statement filed by the Company under the Securities Act, the Company shall (whether or not it shall then be required to do so) timely file such information, documents and reports that a corporation, partnership or other entity subject to Section 13 or 15(d) (whichever is applicable) of the Exchange Act is required to file. Immediately upon becoming subject to the reporting requirements of either
Section 13 or 15(d) of the Exchange Act, the Company shall promptly upon request furnish any holder of Underlying Common Stock or Warrant Shares (i) a written statement by the Company that it has complied with such reporting requirements,
(ii) a copy of the most recent annual or quarterly report of the Company, and
(iii) such other reports and documents filed by the Company with the Commission as such holder may reasonably request in availing itself of an exemption for the sale of Underlying Common Stock and Warrant Shares without registration under the Securities Act. The Company acknowledges and agrees that the purposes of the requirements contained in this Paragraph 7(m) are to enable any such holder to comply with the current public information requirement contained in paragraph
(c) of Rule 144 under the Securities Act, should such holder ever wish to dispose of any Company Securities acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision), and to qualify the Company for the use of registration statements on Form S-3. In addition, the Company shall take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar exemptive provision hereafter in effect) and the use of Form S-3. The Company also covenants to use its reasonable best efforts, to the extent that it is reasonably within its power to do so, to qualify for the use of Form S-3.

          (n) Rule 144A Information. The Company shall, at all times during which it is neither subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the written request of any Purchaser, provide in writing to such Purchaser and to any prospective transferee of any Company Securities of such Purchaser the information concerning the Company described in Rule 144A(d)(4) under the Securities Act ("Rule 144A Information"). Upon the written request of any Purchaser, the Company shall cooperate with and assist such Purchaser or any member of the National Association of Securities Dealers, Inc. PORTAL system in applying to designate and thereafter maintain the eligibility of the Company Securities for trading through PORTAL. The Company's obligations under this Paragraph 7(n) shall at all times be contingent upon receipt from the prospective transferee of Company Securities of a written agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than Persons who will assist such transferee in evaluating the purchase of any Company Securities.

          (o) Termination. This Agreement shall terminate on the later to occur of (i) July 31, 2007, (ii) with respect to Windward, the date on which Windward owns less than 1% of the Common Stock on a fully diluted basis, (iii) with respect to ABRY, the date on which ABRY owns less than 1% of the Common Stock on a fully diluted basis, and (iv) with respect to The Northwestern Mutual Life Insurance Company ("NML"), the date on which NML owns less than 1% of the Common Stock on a fully diluted basis, except that, in each of clauses (i) through
(iv), Paragraph S and Paragraph 7(m) of this Agreement shall continue in effect for so long as any shares of Underlying Common Stock or Warrant Shares remain outstanding.

                                     * * * *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         COMPANY:

                                         MONITRONICS INTERNATIONAL, INC.


                                         By: /s/ James R. Hull
                                             -----------------------------------
                                             James R. Hull,
                                             President


                                         PURCHASERS

                                         AUSTIN VENTURES III-A, L.P.


                                         By: AV Partners III, L.P.,
                                             Its General Partner


                                             By: /s/ Blaine F. Wesner
                                                 -------------------------------
                                                 Blaine F. Wesner,
                                                 Authorized Signatory


                                         AUSTIN VENTURES III-B, L.P.


                                         By: AV Partners III, L.P.,
                                             Its General Partner


                                             By: /s/ Blaine F. Wesner
                                                 -------------------------------
                                                 Blaine F. Wesner,
                                                 Authorized Signatory


                                         AUSTIN VENTURES V, L.P.


                                         By: AV Partners V, L.P.,
                                             Its General Partner


                                             By: /s/ Blaine F. Wesner
                                                 -------------------------------
                                                 Blaine F. Wesner,
                                                 Authorized Signatory

                                         AUSTIN VENTURES V AFFILIATES FUND, L.P.


                                         By: AV Partners V, L.P.
                                             Its General Partner


                                             By: /s/  Blaine F. Wesner
                                                 -------------------------------
                                                 Blaine F. Wesner,
                                                 General Partner


                                         CAPITAL RESOURCES LENDERS II, L.P.


                                         By: Capital Resource Partners II, L.P.,
                                             Its General Partner


                                             By: /s/ Stephen M. Jenks
                                                 -------------------------------
                                                 General Partner


                                         WINDWARD CAPITAL PARTNERS II, L.P.


                                         By: Windward Capital GP II, LLC,
                                             Its General Partner


                                             By: /s/ Peter S. Macdonald
                                                 -------------------------------
                                                 Peter S. Macdonald,
                                                 Managing Member


                                         WINDWARD CAPITAL LP II, LLC


                                         By: /s/ Peter S. Macdonald
                                             -----------------------------------
                                             Peter S. Macdonald,
                                             Managing Member